UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Event Requiring Report: October 2, 2001
                                                -----------------


                          CHINA GATEWAY HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Delaware                  000-28819
----------------------------    ------------------------   ------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                                814 Lakeway Drive
                                    Suite 262
                              Bellingham, WA 98226
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (360) 676-9016
                                                          -----------------

                          343 Queen's Road E, Suite 706
                                    Hong Kong
          ------------------------------------------------------------
          (Former name or former address, if changes since last report)



ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

          On October 2, 2001, a change in control of the Registrant occurred in conjunction with the closing under an Acquisition Agreement dated September 6, 2001, between the Registrant and Chemical Consortium, Inc. a Washington State corporation with its corporate headquarters located in Bellingham, Washington (hereinafter "ChemCon").


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          The  closing  under the Acquisition Agreement consisted of a stock for stock exchange in which the Registrant acquired all of the issued and outstanding common stock of ChemCon in exchange for the issuance of 44,800,000 shares of its common stock. As a result of this transaction, ChemCon became a wholly-owned subsidiary of the Registrant.

          The Acquisition was approved by the unanimous consent of the Board of Directors of the Registrant on September 28, 2001.The Agreement calls for a stock for stock exchange in which China Gateway acquires all of the issued and outstanding common stock of ChemCon in exchange for the issuance of 44,800,000 shares of its common stock. As a result of this transaction, ChemCon becomes a wholly-owned subsidiary of China Gateway.

           The Agreement was approved by the unanimous consent of the Board of Directors of China Gateway and ChemCon on September 6, 2001. Final closing after completion of its due-diligence was approved by the unanimous consent of the Board of Directors of China Gateway and ChemCon on September 28, 2001. As a result of this Acquisition, a change in control of China Gateway has occur. Prior to the Agreement, China Gateway had 5,107,158 shares of common stock issued and outstanding. Following the closing, China Gateway has 49,907,158 shares of common stock outstanding. The 44,800,000 shares of common stock have been issued to J. Greig, Ph.D., the current owned and President of ChemCon who has assumed the position of President, Chief Executive Officer and Chairman of the Board of the Registrant. The Registrant's other officer is Ron Greig who has assumed the position of Vice President of Production.

          In accordance with the Acquisition Agreement, the Board of Directors of the Registrant has approved to file a change of name for the Registrant from China Gateway Holdings, Inc. to Chemical Consortium Holdings, Inc., to increase the authorized number of shares of common stock from the current 50,000,000 to 100,000,000, and to change the corporate office from Hong Kong to 814 Lakeway Drive, Suite 262, Bellingham, Washington.

          The Board of Directors of the Registrant consists of J. Greig as the Registrant's chairman, Lawrence Hon, Danny Wu, Derek Yu, Ludwig Stromeyer and Michael Tomko. J. Greig, Ludwig Stromeyer and Michael Tomko were added to the Board as a result of the Acquisition. Lawrence Hon, Danny Wu, and Derek Yu were members of the Board prior to the Acquisition. In light of Paragraph J - the 90 day Rescission Clause of the Acquisition Agreement, Lawrence Hon, Danny Wu and Derek Yu will remain on the Board until the end of the calendar year.

          A copy of the Acquisition Agreement has been filed previously as an exhibit to the Form 8-K dated September 6, 2001 and is incorporated in its entirety herein. The foregoing description is modified by such reference.

          ChemCon is in the business of sales, marketing and manufacturing of chemicals in the pulp, paper, metalworking and lubricant industries. ChemCon handles over 300 products from its proprietary line as well as distribution agreements with supplier chemical firms. ChemCon currently manufactures over 150 of these products in the State of Washington. The Registrant believes that the acquisition by the Registrant of ChemCon is in the best interest of the Company and its shareholders.


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ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

          Not applicable.

ITEM  5.  OTHER EVENTS.

          On October 1, 2001 the Registrant reached a Letter of Intent with a.t. Environment AG of Saarlouis, Germany, a.t. Umwelttechnik GmbH of Saarlouis, Germany, a.t. Environnement S.a.r.l. of Hoenheim, France and awk S.a.r.l. of Hoenheim, France (hereinafter "the Companies") for an exclusive license for ten years for the industrial exploitation of the Companies patented Lipoclean technology (France - patent application No. 00 10003 dated July 28, 2000; USA - provisory patent application No. 60/290 049 dated May 11, 2001; PCT - application No. PCT/FR01/02486 dated July 27, 2001) in North America and in the distribution of the bacteriological cultures in the entire Americas. After the ten years, Chem Con has the rights to extend the contract under rights of first refusal. The knowledge transfer is to be implemented by Mr. Stephan Zeising of the Companies, who will work for ChemCon to create a business plan and model for the marketing and operation of the Lipoclean technology in the Americas as well as oversee its business implementation for the term of the contract. The License is subject to ChemCon acquiring the chemical facility of Houghton International located in Longview, Washington and the distribution of 2 million common shares of the Registrant upon acceptance of the Agreement, additional 1 million shares when revenue from the Lipoclean technology reach $5 million USD in North America through ChemCon with a profit margin of at least 18%, additional 1 million shares when revenue from the Lipoclean technology reach $10 million USD in North America through ChemCon with a profit margin of at least 18%, and an additional 1 million shares when revenue from the Lipoclean technology reach $15 million USD in North America through ChemCon with a profit margin of at least 18%, for a total potential distribution of 5 million common shares.

ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          a. Financial Statements of business Acquired will be filed by amendment within the required time allotted by law.

          b. Pro Forma Financial Information will be included in the Amendment within the required time allotted by law.

ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 4, 2001                            China Gateway Holding, Inc.
       -------------------                         ----------------------------
                                                   (Registrant)

                                                    /s/  J. Greig
                                                   ----------------------------
                                                     J. Greig
                                                     President


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